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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                          SUBSCRIBER LISTINGS AGREEMENT

         THIS SUBSCRIBER LISTINGS AGREEMENT ("Agreement") is effective as of this 3rd day of January, 2003, by and between R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing & Advertising, Inc.), a Kansas corporation ("RHDPA"), CenDon, L.L.C., a Delaware limited liability company ("CenDon"), R.H. Donnelley Directory Company (f/k/a Centel Directory Company), a Delaware corporation ("RHDDC") (RHDPA, CenDon and RHDDC are referred to collectively in this Agreement as "Publisher"), Sprint Corporation, a Kansas Corporation ("Sprint Parent"), and Sprint Minnesota, Inc., Sprint - Florida, Incorporated, Carolina Telephone & Telegraph Co., United Telephone - Southeast, Inc., United Telephone Company of the Carolinas, United Telephone Company of Southcentral Kansas, United Telephone Company of Eastern Kansas, United Telephone Company of Kansas, Sprint Missouri, Inc., United Telephone Company of Texas, Inc., United Telephone Company of the West, The United Telephone Company of Pennsylvania, United Telephone Company of New Jersey, Inc., United Telephone Company of the Northwest, United Telephone Company of Ohio, United Telephone Company of Indiana, Inc., Central Telephone Company, Central Telephone Company of Virginia and Central Telephone Company of Texas (collectively the "Sprint Local Telecommunications Division" or "Sprint LTD"), each of which is a certificated provider of local telephone exchange service. Publisher, Sprint Parent and Sprint LTD are sometimes referred to in this Agreement as a "Party" and collectively as the "Parties."

                                    RECITALS

         A. On the date of this Agreement, R.H. Donnelley Corporation, a Delaware corporation ("Buyer"), is acquiring from Sprint Parent all of the outstanding capital stock of DirectoriesAmerica, Inc., a Kansas corporation, which is the sole owner of RHDPA, and from Centel Directories LLC, a Delaware limited liability company ("Centel LLC"), all of the outstanding capital stock of RHDDC, which is a member of CenDon (Sprint Parent and Centel LLC are referred to collectively in this Agreement as the "Sellers"), pursuant to a Stock Purchase Agreement, dated as of September 21, 2002, between Sellers and Buyer (the "Stock Purchase Agreement");

         B. The Stock Purchase Agreement provides that the Parties will enter into this Agreement;

         C. Pursuant to the terms of the Stock Purchase Agreement, on the date of this Agreement, Publisher and Sprint LTD are entering into a Directory Services License Agreement (the "Directory Services License Agreement") in order to provide for the continued production, publication and distribution of the Sprint LTD Directories by Publisher following the closing of the transactions contemplated by the Stock Purchase Agreement;

         D. The Parties desire to set forth certain understandings among themselves with respect to the provision of the Subscriber Listing Information and Listing Information Updates.
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         E.       Capitalized terms not otherwise defined in this Agreement
shall have the meanings ascribed thereto in the Directory Services License Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement and the consummation of the transactions contemplated by the Stock Purchase Agreement, the Parties agree as follows:

                                   ARTICLE 1

                         SUBSCRIBER LISTING INFORMATION

         SECTION 1.1 LICENSE AND PROVISION OF SUBSCRIBER LISTING INFORMATION AND LISTING INFORMATION UPDATES. Sprint LTD hereby grants to Publisher a non-exclusive, non-transferable (except as provided in Section 9.1 of the Directory Services License Agreement), non-sublicensable license to use the Subscriber Listing Information and Listing Information Updates solely in accordance with the following provisions:

         (a) Upon the request of Publisher and in a format consistent with Current Practices, Sprint LTD will provide all Subscriber Listing Information to Publisher to be included in the Sprint LTD Directories. Sprint LTD will maintain the Standard Listings database for all Subscribers. The foregoing shall not prohibit Publisher from maintaining its own database of listings. Publisher and Sprint LTD will work cooperatively to ensure that the proper Subscriber Listing Information is provided to Publisher regardless of the NPA/NXX used in provisioning local telephone service. Publisher will request Subscriber Listing Information for each Sprint LTD Directory within a reasonable time prior to the publication of such Sprint LTD Directory in order to include as much updated Subscriber Listing Information in the Sprint LTD Directory as is reasonably practicable.

         (b) Sprint LTD will provide all Listing Information Updates for Sprint LTD's business Subscribers to Publisher in a form consistent with Current Practices. Sprint LTD will provide such Listing Information Updates as soon as reasonably practicable but in any event within three (3) business days of the update being added to Sprint LTD's records.

         (c) Except as otherwise permitted by any applicable law or regulation, Publisher will use the Subscriber Listing Information and Listing Information Updates only during the Term (provided, however, that after the Term Publisher will be permitted to use the Subscriber Listing Information for any Sprint LTD Directories that commenced production prior to the end of the Term and not be required to recall any Sprint LTD Directories published prior to the end of the
Term) and for the sole purpose of publishing telephone directories in any format and soliciting advertising for such telephone directories. The foregoing shall not prohibit Publisher from maintaining its own database of listings. Publisher will not use such information in any manner or in any way that: (i) interferes with the proper and efficient furnishing of services by Sprint LTD to its customers; (ii) adversely affects the relationship between Sprint LTD and its

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customers or the public; or (iii) would violate applicable law. Sprint LTD will retain the sole right to sell the Subscriber Listing Information and Listing Information Updates to third parties. Publisher will not publish in the Sprint LTD Directories or otherwise disclose any information (except for distribution purposes and as otherwise permitted by this Agreement) concerning Subscribers designated in the Subscriber Listing Information as "non-published" or "unlisted" or the like. Publisher will not use the Subscriber Listing Information to solicit the people or entities identified as such in connection with the sale of advertising in the Sprint LTD Directories. Publisher will own all information and work product relating to advertising in the Sprint LTD Directories, except for any such information or work product owned solely by the customers of Publisher or other parties.

         SECTION 1.2 PRICE. Publisher will pay to Sprint LTD $0.04 per Listing in the aggregate for Subscriber Listing Information and $0.06 per Listing in the aggregate for Listing Information Updates provided to Publisher. Sprint LTD may from time to time alter the rates charged by it for Listing Information and Listing Information Updates, upon prior written notice to Publisher, except that such rates will not exceed the maximum rates allowed by any applicable law or regulation for such Subscriber Listing Information and Listing Information Updates; provided, that any such payments will be made on a most-favored-customer basis at the lowest available discounted price, whether such price is that offered by Sprint LTD to any third party or suggested by the Federal Communications Commission. For purposes of the foregoing sentence, "aggregate" means on an aggregated basis regardless of how often and in what media, format or device such Listings are displayed by Publisher. On or before the fifteenth (15th) day of each month, Sprint LTD will deliver to Publisher an invoice setting forth in reasonable detail the payments due Sprint LTD under this Section 1.2 for the preceding month. Publisher will deliver payment in full to Sprint LTD within sixty (60) days of receipt of such invoice.

         SECTION 1.3 CLASSIFIED HEADINGS. Publisher will provide Sprint LTD with a list of authorized classified headings for use with business Subscribers. Publisher will place the Standard Listings in the Yellow Pages Directories under the heading assignments requested by the Subscribers. Sprint LTD will assign the Standard Listing to the appropriate classified heading provided by Publisher to Sprint LTD, unless Publisher determines in its reasonable discretion that the Subscriber was inadvertently assigned to the wrong classified heading by Sprint LTD in which case Publisher will confirm with the Subscriber the proper heading and reassign the Subscriber to such proper heading.

         SECTION 1.4 DIRECTORY SERVICES LICENSE AGREEMENT. Publisher's use of the Subscriber Listing Information and the Listing Information Updates shall also be subject to and in accordance with those terms and conditions of the Directory Services License Agreement that refer to the Subscriber Listing Information and/or Listing Information Updates.

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                                    ARTICLE 2

                              TERM AND TERMINATION

         SECTION 2.1 TERM. Except as otherwise provided in this Agreement or the Directory Services License Agreement, this Agreement will be coterminous with the Directory Services License Agreement and each Party's obligations will terminate immediately upon the termination or expiration of the Directory Services License Agreement; provided, however, that no termination or expiration of this Agreement will release any Party from liability for prior breaches of any provision of this Agreement.

         SECTION 2.2 EFFECTS OF TERMINATION. Except as otherwise provided in this Agreement, upon termination of this Agreement, Publisher will no longer have access under this Agreement to Subscriber Listing Information or Listing Information Updates. However, Sprint LTD will, upon the request of Publisher, provide Publisher with access to listing information of Subscribers consistent with Sprint LTD's applicable regulatory obligations.

                                    ARTICLE 3

                                     GENERAL

         SECTION 3.1 ASSIGNMENT. Except as provided in Section 9.1 of the Directory Services License Agreement, no Party may assign all or any of its rights or obligations under the Agreement without the prior written consent of the other Parties, except that any Party may assign all of its rights and obligations under the Agreement (a) in connection with a sale of all or substantially all of its assets or by merger if the purchaser assumes in writing all of the assigning Party's rights and obligations under this Agreement in a form reasonably acceptable to the other Party or (b) to (i) any of its Affiliates or (ii) any lender or any other party as collateral in connection with any financing provided that no such assignment permitted by this clause (b) will relieve such Party of any of its obligations under this Agreement.

         SECTION 3.2 SUBCONTRACTORS. Any Party may subcontract with third parties or Affiliates of such Party for the performance of any of such Party's obligations under this Agreement. If any obligation is performed for either Party through a subcontractor, such Party will remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations it performs through subcontractors, and such Party will be solely responsible for payments due to its subcontractors. No contract, subcontract or other agreement entered into by either Party with any third party in connection with the provision of services under this Agreement will provide for any indemnity, guarantee or assumption of liability by, or other obligation of, the other Party with respect to such arrangement, except as consented to in writing by the other Party. No subcontractor will be deemed a third party beneficiary for any purposes under this Agreement.

         SECTION 3.3 RELATIONSHIP. Nothing contained in this Agreement shall be construed to create the relationship of employer and employee between any Sprint Entity and Publisher,

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franchisor - franchisee, or to make any Sprint Entity or Publisher partners, joint venturer or co-employer of the other, or result in joint service offerings to their respective customers.

         SECTION 3.4 NOTICES. Any notice required or permitted under this Agreement will be in writing and will be hand-delivered, sent by confirmed facsimile or mailed by overnight express mail. Notice will be deemed to have been given when such notice is received. Addresses for notices are as follows:

                  If to Sprint LTD:

                           Sprint Corporation
                           6200 Sprint Parkway
                           Overland Park, KS 66251
                           KSOPHF 0202 - 2B579
                           Attention: Vice President, Business
                                      Planning & Development- LTD
                           Facsimile: 913-794-0141

                  With a copy to:

                           Sprint Corporation
                           6200 Sprint Parkway
                           Overland Park, KS 66251
                           KSOPHF 0302 - 3B679
                           Attention: Legal - Corporate Secretary
                           Facsimile: 913-794-0144

                  If to Publisher:

                           R.H. Donnelley Corporation
                           One Manhattanville Road
                           Purchase, New York 10577
                           Attention: General Counsel
                           Facsimile: 914-933-6844

or at such other address as any Party may provide to the others by written notice.

         SECTION 3.5 INDEPENDENT CONTRACTOR. The relationship between the Parties is that of an independent contractor. Each Party will be solely responsible for such Party's employees, including compliance with all employment laws, regulations, and rules and payment of wages, benefits and employment taxes such as Social Security, unemployment, workers compensation and federal and state withholding with respect to such employees.

         SECTION 3.6 ENTIRE AGREEMENT. The Commercial Agreements constitute the entire understanding and agreement of the Parties concerning the subject matter of this Agreement, and supersede any prior agreements, representations, statements, understandings, proposals,

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undertakings or negotiations, whether written or oral, with respect to the subject matter expressly set forth in this Agreement.

         SECTION 3.7 SEVERABILITY. If any term, condition or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity will not invalidate the entire Agreement, unless such construction would be unreasonable. This Agreement will be construed as if it did not contain the invalid or unenforceable provision or provisions, and the rights and obligations of each Party will be construed and enforced accordingly, except that in the event such invalid or unenforceable provision or provisions are essential elements of this Agreement and substantially impair the rights or obligations of a Party, the Parties will promptly negotiate in good faith a replacement provision or provisions.

         SECTION 3.8 COMPLIANCE WITH LAWS/REGULATIONS. Each Party will comply with all federal, state, and local laws, regulations, rules, ordinances and orders relating to the performance of its obligations and the use of services provided under the Agreement, including any rulings, modifications, regulations or orders of the Federal Communications Commission and/or any applicable state utility commission to the extent this Agreement is subject to the jurisdiction of such regulatory authority.

         SECTION 3.9 FORCE MAJEURE. Neither Party will be liable for any delay or failure in performance of any part of this Agreement caused by a Force Majeure condition, including acts of God, a public enemy or terrorism, fires, floods, freight embargoes, earthquakes, volcanic actions, wars (whether against a nation or otherwise), civil disturbances or other similar causes beyond the reasonable control of the Party claiming excusable delay or other failure to perform (a "Force Majeure"). If any Force Majeure condition occurs, the Party whose performance fails or is delayed because of such Force Majeure condition will give prompt notice to the other Party, will use commercially reasonable efforts to perform in spite of the Force Majeure condition and upon cessation of such Force Majeure condition will give like notice and commence performance under the Agreement as promptly as reasonably practicable.

         SECTION 3.10 NO THIRD PARTY BENEFICIARIES. This Agreement is intended solely for the benefit of the Parties, and no third-party beneficiaries are created by this Agreement. This Agreement does not provide and should not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action or other privilege.

         SECTION 3.11 BINDING EFFECT. This Agreement will be binding on and inure to the benefit of the Parties, and their respective successors and permitted assigns.

         SECTION 3.12 WAIVERS. No waiver of any provision of this Agreement, and no consent to any default under this Agreement, will be effective unless the same is in writing and signed by an officer of the Party against whom such waiver or consent is claimed. In addition, no course of dealing or failure of a Party strictly to enforce any term, right or condition of this Agreement will be construed as a waiver of such term, right or condition. Waiver by a Party of any default by any other Party will not be deemed a waiver of any subsequent or other default.

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         SECTION 3.13      HEADINGS. The headings and numbering of sections and
paragraphs in this Agreement are for convenience only and will not be construed to define or limit any of the terms in this Agreement or affect the meaning or interpretation of this Agreement.

         SECTION 3.14 SURVIVAL. Any liabilities or obligations of a Party for acts or omissions occurring prior to the cancellation or termination of this Agreement and any obligations of a Party under any other provisions of this Agreement which, by their terms, are contemplated to survive (or be performed after) termination of this Agreement (subject to any time limitations specified therein) will survive the cancellation or termination of this Agreement.

         SECTION 3.15 MODIFICATIONS. No amendments, deletions, additions or other modifications to this Agreement will be binding unless evidenced in writing and signed by an officer of each of the respective parties hereto.

         SECTION 3.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart will be deemed to be an original instrument, but all such counterparts together will constitute but one agreement. This Agreement will become effective when one or more counterparts have been signed by each and delivered to the other Parties, it being understood that the Parties need not sign the same counterpart.

         SECTION 3.17 REMEDIES. The Parties agree that all disputes or controversies arising out of or relating to this Agreement shall be resolved using the procedures set forth in the Directory Services License Agreement, including Sections 17.1, 17.3, 17.4, 17.5 and 17.6, which are incorporated herein by this reference. The provisions of Articles 11 and 13 of the Directory Services License Agreement also shall apply to this Agreement.

         SECTION 3.18 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

         SECTION 3.19 SPRINT LTD OBLIGATIONS. Each individual entity comprising Sprint LTD under this Agreement will be severally responsible for the obligations of Sprint LTD under this Agreement with respect to the specific Service Areas operated by such entity. Subject to any novation that occurs pursuant to Section 9.1(b) of the Directory Services License Agreement, Sprint Parent will be jointly and severally responsible with each entity comprising Sprint LTD for the obligations of such entity under this Agreement.

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         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

PUBLISHER:

R.H. DONNELLEY PUBLISHING &
ADVERTISING, INC. (f/k/a Sprint        CENDON, L.L.C.
Publishing & Advertising, Inc.)

By: /s/ ROBERT J. BUSH                 By: /s/ ROBERT J. BUSH
   -----------------------------          -----------------------------

Name: Robert J. Bush                   Name: Robert J. Bush

Title: Vice President and Secretary    Title:  Authorized Signatory

R.H. DONNELLEY DIRECTORY COMPANY
(f/k/a Centel Directory Company)

By: /s/ ROBERT J. BUSH
   -----------------------------

Name: Robert J. Bush

Title: Vice President and Secretary

SPRINT PARENT:

SPRINT CORPORATION

By: /s/ CHARLES WUNSCH
   -----------------------------

Name: Charles Wunsch

Title: Assistant Vice President

                         [Subscriber Listings Agreement]
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SPRINT LTD:

SPRINT MINNESOTA, INC.                 SPRINT - FLORIDA, INCORPORATED

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title:  Vice President

CAROLINA TELEPHONE & TELEGRAPH         UNITED TELEPHONE - SOUTHEAST, INC.
CO.

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

UNITED TELEPHONE COMPANY OF            UNITED TELEPHONE COMPANY OF
THE CAROLINAS                          SOUTHCENTRAL KANSAS

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

UNITED TELEPHONE COMPANY               UNITED TELEPHONE COMPANY OF
OF EASTERN KANSAS                      KANSAS

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

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SPRINT MISSOURI, INC.                  UNITED TELEPHONE COMPANY
                                       OF TEXAS, INC.

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

UNITED TELEPHONE COMPANY OF            THE UNITED TELEPHONE COMPANY
THE WEST                               OF PENNSYLVANIA

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

UNITED TELEPHONE COMPANY               UNITED TELEPHONE COMPANY
OF NEW JERSEY, INC.                    OF THE NORTHWEST

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

UNITED TELEPHONE COMPANY               UNITED TELEPHONE COMPANY OF
OF OHIO                                INDIANA, INC.

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

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CENTRAL TELEPHONE COMPANY              CENTRAL TELEPHONE COMPANY
                                       OF VIRGINIA

By: /s/ JOSEPH MEYER                   By: /s/ JOSEPH MEYER
   ---------------------                  ---------------------

Name: Joseph Meyer                     Name: Joseph Meyer

Title: Vice President                  Title: Vice President

CENTRAL TELEPHONE COMPANY OF
TEXAS

By: /s/ JOSEPH MEYER
   ---------------------

Name: Joseph Meyer

Title: Vice President

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